SECURITY AGREEMENT

THIS SECURITY AGREEMENT, dated January 30, 2008, by and between Karat Platinum, LLC, with an address at 15 Hoover Street, Inwood, New York 11096 (the “Debtor”), and Continental Capital, LLC, a New York limited liability company, with an address at 1439 E. 21st Street, Brooklyn, New York 11230 (the “Secured Party”).

WITNESSETH:

WHEREAS, the Secured Party has advanced funds to Debtor in the amount of One Million Dollars ($1,000,000), as evidenced by a Secured Promissory Note dated January 30, 2008 (the “Note”; capitalized terms used herein not otherwise defined shall have the meanings given to such terms in the Note);

WHEREAS, as a condition precedent to the making of such loan by the Secured Party to the Debtor, the Secured Party has required that Debtor enter into, and Debtor has agreed to enter into, this Security Agreement (this “Agreement”) assigning, pledging, conveying, hypothecating, transferring, granting, and delivering to the Secured Party a continuing lien on and first priority security interest in and to all of Debtor's right, title and interest with respect to the inventory of the Debtor, as described in Schedule A annexed hereto (the “Collateral”), as collateral security for Debtor's obligations to the Secured Party pursuant to the Note, on the terms and conditions set forth herein;

NOW THEREFORE, and in consideration of Debtor obtaining the loan from the Secured Party with knowledge that the Secured Party would not have advanced the funds but for the promises of Debtor hereunder, Debtor binding itself and its successors and assigns, does hereby promise, covenant, and agree as follows:

1. SECURITY INTEREST.

1.1 Grant of Security. As security for the performance by the Debtor of the terms and provisions of the Note, Debtor hereby grants a continuing lien and first priority security interest to the Secured Party in all of Debtor's right, title and interest, in the Collateral.

1.2 Continuing Agreement. This Security Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until performance and payment in full of the Note.

1.3 Minimum Collateral and Monthly Reports. The Debtor agrees that at all times until the Note is paid in full that the meltdown value of the Collateral shall not be less than 125% of the Principal Amount. Within 20 days following the end of each month, the Chief Financial Officer of Debtor shall provide the Secured Party with a report disclosing the meltdown value of the Collateral, as of the most recent practicable date of the preceding month, provided, however, for the last month of the Debtor’s fiscal year, the report will be submitted no earlier than when the audited financial statements of the Debtor are completed. The Parties agree that the first such monthly report to be provided by Debtor to the Secured Party shall be due March 20, 2008 and shall report on the Collateral as of the end of February 2008.

2. REPRESENTATIONS, WARRANTIES, CONVENANTS AND AGREEMENTS OF THE DEBTOR.

2.1 The Debtor has the requisite corporate power and authority to enter into this Agreement and otherwise to carry out its obligations thereunder. The execution, delivery and performance by the Debtor of this Agreement and the filings contemplated therein have been duly authorized by all necessary action on the part of the Debtor and no further action is required by the Debtor. This Agreement constitutes a legal, valid and binding obligation of the Debtor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor’s rights generally.

2.2 The Debtor represents and warrants that it has no other place of business or offices where its respective books of account and records are kept (other than temporarily at the offices of its attorneys or accountants).

2.3 The Debtor is the owner of the Collateral, subject to a continuing lien and security interest in all of the assets and personal property of the Debtor held by Sentra Consulting Corp. pursuant to and accordance with the General Security Agreement dated July 11, 2007, as amended on August 22, 2007, (the “Sentra Security Interest”) and is fully authorized to grant the Security Interest in and to pledge the Collateral. There is not on file in any governmental or regulatory authority, agency or recording office an effective financing statement, security agreement, license or transfer or any notice of any of the foregoing (other than those that have been filed in favor of the Secured Party pursuant to this Agreement and other than those that have been filed in accordance with the Sentra Security Interest) covering or affecting any of the Collateral.

2.4 The Debtor shall at all times maintain its books of account and records relating to the Collateral at its principal place of business and may not relocate such books of account and records unless it delivers to the Secured Party at least 10 business days prior to such relocation (i) written notice of such relocation and the new location thereof (which must be within the United States) and (ii) evidence that appropriate financing statements and other necessary documents have been filed and recorded and other steps have been taken to perfect the Security Interest to create in favor of the Secured Party valid, perfected and continuing liens in the Collateral.

2.5 This Agreement creates in favor of the Secured Party a valid security interest in the Collateral securing the payment and performance of the Note and, upon making the filings described in the immediately following sentence, a perfected security interest in such Collateral. Except for the filing of an assignment on Form UCC-3 under the UCC relating to the assignment of the Sentra Security Interest to the Secured Party, no authorization or approval of or filing with or notice to any governmental authority or regulatory body is required either (i) for the grant by the Debtor of, or the effectiveness of, the Security Interest granted hereby or for the execution, delivery and performance of this Agreement by the Debtor or (ii) for the perfection of or exercise by the Secured Party of its rights and remedies hereunder.

2.6 Concurrently with the execution of this Agreement, the Debtor is delivering to the Secured Party one or more executed UCC financing statements on Form UCC-3 with respect to the Security Interest for filing in the State of New York and in such other jurisdictions as may be requested by the Secured Party.

2.7 The execution, delivery and performance of this Agreement does not conflict with or cause a breach or default, or an event that with or without the passage of time or notice, shall constitute a breach or default, under any agreement to which the Debtor is a party or by which the Debtor is bound. Other than the consent of Sentra Consulting Corp., no consent is required for the Debtor to enter into and perform its obligations hereunder.

2.8 The Debtor shall at all times maintain the liens and Security Interest provided for hereunder as valid and perfected liens and security interests in the Collateral in favor of the Secured Party until this Agreement and the Security Interest hereunder shall terminate. The Debtor hereby agrees to defend the same against any and all persons. The Debtor shall use commercially reasonable efforts to safeguard and protect all Collateral for the account of the Secured Party. At the request of the Secured Party, the Debtor will sign and deliver to the Secured Party at any time or from time to time one or more financing statements pursuant to the UCC (or any other applicable statute) in form reasonably satisfactory to the Secured Party and will pay the cost of filing the same in all public offices wherever filing is, or is deemed by the Secured Party to be, necessary or desirable to effect the rights and obligations provided for herein. Without limiting the generality of the foregoing, the Debtor shall pay all fees, taxes and other amounts necessary to maintain the Collateral and the Security Interest hereunder, and the Debtor shall obtain and furnish to the Secured Party from time to time, upon demand, such releases and/or subordinations of claims and liens which may be required to maintain the priority of the Security Interest hereunder.

2.9 The Debtor will not transfer, pledge, hypothecate, encumber, license, sell or otherwise dispose of any of the Collateral without the prior written consent of Secured Party, except in the ordinary course of business.

2.10 The Debtor shall keep and preserve its Inventory in good condition, repair and order and shall not operate or locate any such Collateral (or cause to be operated or located) in any area excluded from insurance coverage.

2.11 The Debtor shall permit the Secured Party and its representatives and agents to inspect the Collateral upon reasonable notice and at reasonable times, and to make copies of records pertaining to the Collateral as may be requested by the Secured Party from time to time.

2.12 The Debtor will take all steps reasonably necessary to diligently pursue and seek to preserve, enforce and collect any rights, claims, causes of action and accounts receivable in respect of the Collateral.

2.13 The Debtor shall promptly notify the Secured Party in sufficient detail upon becoming aware of any attachment, garnishment, execution or other legal process levied against any Collateral and of any other information received by the Debtor that may materially affect the value of the Collateral, the Security Interest or the rights and remedies of the Secured Party hereunder.

2.14 All information heretofore, herein or hereafter supplied to the Secured Party by or on behalf of the Debtor with respect to the Collateral is accurate and complete in all material respects as of the date furnished.

3. EVENTS OF DEFAULT.

3.1  Definition of Event of Default. A default by Debtor under any of the terms and provisions of this Security Agreement or the occurrence of an Event of Default pursuant to the terms and provisions of the Note shall constitute an “Event of Default” by Debtor under this Security Agreement.

3.2  Remedies. Upon the occurrence and continuation of an Event of Default, the Secured Party may declare all obligations secured hereby immediately due and payable and shall have all the remedies of a secured party under the laws of the State of New York with respect to the Collateral.

4. MISCELLANEOUS.

4.1 Waiver. No course of dealing or usage of trade, and no oral or written representations or agreement, between Debtor and the Secured Party, whether or not relied on or acted upon, and no act, delay or omission by the Secured Party in exercising any right or remedy hereunder or with respect to the Note shall operate as a waiver thereof or of any other right or remedy, and no single or partial exercise thereof shall preclude any other or further exercise thereof or the exercise of any other right or remedy. The giving of notice or a demand by the Secured Party at any time shall not operate as a waiver in the future of the Secured Party’s right to exercise any right or remedy without notice or demand. The Secured Party may remedy any default by Debtor in any reasonable manner, without waiving the default remedied, and without waiving any other prior or subsequent default by Debtor.

4.2 Remedies Cumulative. All rights and remedies with respect to the Note or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively, or concurrently at such time or at such times as the Secured Party deems expedient.

4.3 Amendment. This Security Agreement may be amended or modified only by a writing signed by all of the parties hereto and any provision hereof may be waived only by a writing signed by each and all of the Secured Party and the Debtor.

4.4 Severability. The provisions of this Security Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Security Agreement in any jurisdiction.

4.5 Assignment. The benefits of this Security Agreement shall inure to the benefit of the successors and assigns of the Secured Party. The rights and obligations of the Debtor under this Security Agreement shall not be assigned or delegated, by operation of law or otherwise, and any such assignment or attempted assignment shall be void, of no force or effect.

4.6  Headings. The headings contained herein shall be for convenience of reference only and shall not have any bearing in the meaning of the provisions contained herein.

4.7  Interpretation. (a) Reference to any agreement, document, or instrument means such agreement, document, or instrument, as may be modified, amended, restated, or otherwise supplemented from time to time. Reference to any law, statute, regulation, rule, or ordinance shall mean law, statute, regulations, rule, or ordinance as amended, modified, codified, replaced, or reenacted, in whole or in part, from time to time. (b) "Including" (and with correlative meaning "include") means including, without limiting the generality of any description preceding such term means not limited to. (c) With respect to the determination of any period of time, "from" means "from and including" and "to" means "to but excluding". (d) References to any documents, instruments, or agreements shall be deemed to refer as well to all addenda, exhibits, schedules, or amendments thereto.

4.8  CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ITS CONFLICTS OF LAWS PRINCIPLES.

4.9  Jurisdiction. The Secured Party and Debtor hereby irrevocably consents to the jurisdiction of the state or federal courts located in New York County, New York, in connection with any action or proceeding arising out of or relating to the Note, this Security Agreement or the Collateral, or any document or instrument delivered with respect to the Note, or the transactions and the relationships established thereunder.

4.10 Construction and Joint Preparation. The Secured Party and Debtor agree that this Security Agreement shall be deemed to have been jointly and equally drafted by them, and that the provisions of this Security Agreement therefore shall not be construed against a party or parties on the ground that such party or parties drafted or was more responsible for the drafting of any such provision(s). The parties further agree that they have each carefully read the terms and conditions of this Security Agreement, that they know and understand the contents and effect of this Security Agreement and that the legal effect of this Security Agreement has been fully explained to its satisfaction by counsel of its own choosing. As used in this Security Agreement, the masculine, feminine or neuter gender and the singular or plural numbers shall each be deemed to include the other whenever the context so requires.

4.11 THE SECURED PARTY AND DEBTOR WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY. ALL PARTIES TO THIS AGREEMENT UNCONDITIONALLY, IRREVOCABLY, AND EXPRESSLY WAIVE ALL RIGHTS TO TRIAL BY JURY IN ANY ACTION, PROCEEDING, SUIT, COUNTERCLAIM, OR CROSS-CLAIMS ARISING DIRECTLY OR INDIRECTLY IN ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT, OR OTHERWISE) IN ANY WAY ARISING OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT OR TRANSACTIONS OR THE RELATIONSHIPS ESTABLISHED THEREUNDER. ALL PARTIES CONFIRM THAT THE FOREGOING WAIVER OF A TRIAL BY JURY IS INFORMED AND FREELY MADE.

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement on the date first set forth above.

DEBTOR: KARAT PLATINUM, LLC

By:	/s/ Gary M. Jacobs
Name: Gary M. Jacobs
Title: Chief Financial Officer

SECURED PARTY: CONTINENTAL CAPITAL, LLC

By:	/s/ Jacob Davidowitz
Name: Jacob Davidowitz
Title: Managing Member

CONSENTED TO: SENTRA CONSULTING CORP.

By:	/s/ Gary M. Jacobs
Name: Gary M. Jacobs
Title: Chief Financial Officer